EXHIBIT 4.16


                          FORM OF REMARKETING AGREEMENT


                                BANK UNITED CORP.

                            SERIES B PREFERRED STOCK


                              REMARKETING AGREEMENT

                                                              August [   ], 1999

LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

            Bank United Corp., a Delaware corporation (the "Company"), is issuing today 2,000,000 shares of its Series B Preferred Stock, liquidation preference of $50 per share (the "Preferred Stock"), pursuant to a Certificate of Designations filed with the Secretary of State of the State of Delaware (the "Certificate of Designations"). Capitalized terms used but not defined in this Remarketing Agreement (this "Agreement") shall have the meanings set forth in the Certificate of Designations.

            The Remarketing (as defined below) of the Preferred Stock is provided for in the Certificate of Designations. As used in this Agreement, the term "Remarketed Preferred Stock" means the Preferred Stock subject to the Remarketing on the fifth Business Day prior to the Purchase Contract Settlement Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Preferred Stock described in the Certificate of Designations; and the term "Remarketing" means the remarketing of the Remarketed Preferred Stock pursuant to the Remarketing Procedures.

            Section 1. APPOINTMENT AND OBLIGATIONS OF THE REMARKETING Agent. (a) The Company hereby appoints Lehman Brothers as exclusive remarketing agent (the "Remarketing Agent") for the purpose of (i) Remarketing the Remarketed Preferred Stock on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

            (b) The Remarketing Agent agrees (i) to use commercially reasonable efforts to remarket the Remarketed Preferred Stock tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Company promptly of the Reset Rate and (iii) to carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

            (c) On the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Remarketing Date"), the Remarketing Agent shall use commercially

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reasonable efforts to remarket, at a price equal to 100.50% of the aggregate liquidation preference thereof, the Remarketed Preferred Stock tendered or deemed tendered for purchase.

            (d) If, as a result of the efforts described in Section 1(b), the Remarketing Agent determines that it will be able to remarket all Remarketed Securities tendered or deemed tendered for purchase at a price of 100.50% of the aggregate liquidation preference of such Remarketed Preferred Stock prior to 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) that the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum that will enable it to remarket all Remarketed Preferred Stock tendered or deemed tendered for Remarketing.

            (e) If none of the holders of Remarketed Preferred Stock elects to have Remarketed Preferred Stock Remarketed in the Remarketing, the Remarketing Agent shall, in its sole discretion, determine the rate that would have been established had a Remarketing of all the Preferred Stock been held on the Remarketing Date, and such rate shall be the Reset Rate.

            (f) If, by 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent is unable to remarket all Remarketed Preferred Stock tendered or deemed tendered for purchase, a failed Remarketing (the "Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall so advise by telephone the Depositary and the Company. If a Failed Remarketing occurs, the Reset Rate will be equal to (i) the "AA" Composite Commercial Paper Rate on the Remarketing Date, plus (ii) a spread as set forth in the Certificate of Designations.

            (g) By approximately 4:30 p.m., New York City time, on the Remarketing Date, PROVIDED that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (i) the Depositary and the Company of the Reset Rate determined in the Remarketing and the number of shares of Remarketed Preferred Stock sold in the Remarketing, (ii) each purchaser (or the Depositary Participant thereof) of the Reset Rate and the number of shares of Remarketed Preferred Stock such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Purchase Contract Settlement Date in same day funds against delivery of the shares of Remarketed Preferred Stock purchased through the facilities of the Depositary.

            (h) The Remarketing Agent shall remit (i) to the Collateral Agent proceeds of the Remarketed Preferred Stock subject to the Pledge Agreement in an amount equal to 100% of the aggregate liquidation preference of such Remarketed Preferred Stock and (ii) to the Depositary Participant of the seller of Remarketed Preferred Stock not subject to the Pledge Agreement proceeds of such Remarketed Preferred Stock in an amount equal to 100% of the aggregate liquidation preference of such Remarketed Preferred Stock.

            2 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby represents and warrants to the Remarketing Agent (i) on

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and as of the date hereof, (ii) on and as of the date the Prospectus or other
Remarketing Materials (each, as defined in Section 2(a) below) which are first distributed in connection with the Remarketing (the "Commencement Date"), (iii) on and as of the Remarketing Date and (iv) on and as of the Purchase Contract Settlement Date that:

            (a) Registration statements on Form S-3 (File Nos. 333-75937 and 333-83797) and an amendment or amendments thereto with respect to the initial offering of the Preferred Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a registration statement or registration statements on Form S-3, if required to be filed in connection with the Remarketing, may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission under the Securities Act. Copies of such registration statements that have become effective and the amendment or amendments to such registration statements have been delivered by the Company to you. As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such last registration statement; "Preliminary Prospectus" means each prospectus included in such last registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such last registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, the Remarketing Materials, as the case may be; and any reference to any amendment to

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      the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

            (b) The Registration Statement conforms (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement, the Prospectus and the Remarketing Materials do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Commencement Date, Remarketing Date and Purchase Contract Settlement Date (as to any Remarketing Materials) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation and warranty is made as to information contained in or omitted from the Registration Statement, the Prospectus or the Remarketing Materials in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials.

            (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus or in any Remarketing Materials, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

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      and each subsidiary (as defined in Section 14 hereof) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

            (e) Bank United (the "Bank") has been duly organized and is validly existing as a federally chartered savings bank in good standing under the laws of the United States, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus. Each subsidiary of the Bank has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus.

            (f) The Company has an authorized capitalization as set forth in the Prospectus and in any Remarketing Materials; all of the issued shares of capital stock of the Company and each wholly-owned subsidiary of the Company (including, without limitation, the Bank) have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company, including without limitation the Bank, [other than [ ], ] except as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

            (g) The Bank constitutes the only "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each, a "Significant Subsidiary").

            (h) The Corporate PIES have been duly authorized by the Company, and when duly executed by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact for the holders thereof and due authentication by the Purchase Contract Agent) and delivered by the Company and, upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether enforcement is considered in a proceeding in equity or at law (the "Bankruptcy Exceptions"), and an implied covenant of good faith and fair dealing.

            (i) The shares of Preferred Stock and Remarketed Preferred Stock have been duly authorized by the Company and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable.

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            (j) This Agreement has been duly authorized, executed and delivered by the Company.

            (k) The Purchase Contract Agreement has been duly authorized by the Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and an implied covenant of good faith and fair dealing.

            (l) The Pledge Agreement has been duly authorized by the Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and an implied covenant of good faith and fair dealing.

            (m) The Remarketed Preferred Stock, the Certificate of Designations and the Remarketing Agreement, when the Remarketed Preferred Stock is delivered pursuant to this Agreement, will conform to the descriptions thereof contained in the Prospectus and in any Remarketing Materials.

            (n) The execution, delivery and performance of this Agreement and the Certificate of Designations by the Company, the consummation by the Company of the transactions contemplated hereby and thereby and the issuance and delivery of the Preferred Stock and the Remarketed Preferred Stock (collectively, the "Transactions") did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act, the Exchange Act and applicable state securities laws in connection with the initial distribution of the Preferred Stock and the Remarketed Preferred Stock or the Remarketing, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

            (o) There are no contracts, agreements or understandings between (i) the Company and (ii) any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act [, in each case other than [ ]].

            (p Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus or in any Remarketing Materials, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or upon the ability of the Company to perform their obligations under this Agreement (each, a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus and in any Remarketing Materials; and, since such date, there has not been any material change in the consolidated share capital or long-term debt of the Company and its subsidiaries or the consolidated share capital or long-term debt of any Significant Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and in any Remarketing Materials.

            (q The financial statements filed as part of the Registration Statement or incorporated by reference in the Prospectus or as presented in any Remarketing Materials present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated by reference in the Prospectus or in any Remarketing Materials present fairly the information required to be stated therein.

            (r Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein or in any Remarketing Materials and who have delivered the letter referred to in Section 5(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (s The Company and each Significant Subsidiary has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by

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      reference in the Prospectus or in any Remarketing Materials, except properties and assets that are leased or that are sold or otherwise disposed of in the ordinary course of business after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever (collectively, the "Liens") [other than [ ]].

            (t Other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is the subject which could reasonably be expected individually or in the aggregate to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. No cease and desist order has been entered by the Office of Thrift Supervision (the "OTS") or the FDIC against the Company, the Bank or any of their respective subsidiaries.

            (u The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

            (v There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

            (w No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, including, without limitation, the OTS and the FDIC, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement or for the performance by the Company of the Transactions, except such as have been already obtained or will have been obtained or made prior to the Closing Date (as defined in the Underwriting Agreement, dated August [ ], 1999, between the Company and Lehman Brothers) or as may be required under the Securities Act or the Rules and Regulations or state securities laws.

            (x None of the Company nor any Significant Subsidiary has any material contingent liability which is not disclosed in the Prospectus.

            (y None of the Company nor any Significant Subsidiary (i) is in violation of its charter or by-laws or similar constitutive documents,
      (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except where such defaults, individually or in the

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      aggregate, could not reasonably be expected to have a Material Adverse
      Effect or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except where such violations or failures, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (z Neither the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

            (aa Each of the Company and each Significant Subsidiary has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

            (bb In the event the Company shall become either directly or indirectly a bank holding company for purposes of the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and the rules and regulations of the Board of Governors of the Federal Reserve System thereunder (the "BHC Rules"), the current activities of the Company and its subsidiaries (as defined in the BHC Rules) would be activities permissible for a bank holding company under the BHC Act and the BHC Rules.

            (cc The Prospectus accurately describes the most restrictive of the existing limitations on the payment of dividends by Bank United on its shares of common stock held by the Company.

            3. FEES AND EXPENSES. (a) For the performance of its services as Remarketing Agent hereunder, the Remarketing Agent shall retain on the Purchase Contract Settlement Date 0.50% of the amount of the proceeds received in the Remarketing.

            (b The Company agrees to pay (i) the costs incident to the preparation and printing of the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) the fees and expenses of qualifying the Remarketed Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent); (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder; and (v) the reasonable fees and expenses of counsel to the Remarketing Agent in connection with their duties hereunder.

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            4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees to use its reasonable best efforts:

            (a To prepare any registration statement or prospectus, if required, in connection with the Remarketing, in a form approved by the Remarketing Agent and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Securities; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of any shares of the Remarketed Preferred Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

            (b To furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

            (c To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto, (ii) the Prospectus and any amended or supplemented Prospectus, (iii any document incorporated by reference in the Prospectus (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without


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      charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

            (d To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

            (e Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly after reasonable notice.

            (f As soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's security holders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

            (g During a period of five years following the Effective Date of the Registration Statement, to deliver to the Remarketing Agent copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and deliver to the Remarketing Agent, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any of the Remarketed Securities or any class of securities of the Company may be listed; and (ii) such additional information concerning the business and financial condition of the Company as the Remarketing Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Company's shareholders generally or to the Commission).

            (h Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any shares of the Remarketed Preferred Stock for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; PROVIDED that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            5. CONDITIONS TO THE REMARKETING AGENT'S OBLIGATIONS. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions:

            (a The Prospectus shall have been timely filed with the Commission; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

            (b The Remarketing Agent shall not have discovered and disclosed to the Company on or prior to the Remarketing Date that the Prospectus, the Registration Statement or the Remarketing Materials or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Preferred Stock, the PIES, the Remarketed Preferred Stock, the Prospectus, each Registration Statement, the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d Counsel to the Company shall have furnished to the Remarketing Agent its written opinion, as counsel to the Company, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i The Company and each Significant Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with respective power and authority (corporate and other) to own their respective properties and conduct their businesses as described in the Prospectus.

                  (ii The Company has an authorized capitalization as set forth in the Prospectus and in any Remarketing Materials, all of the issued capital shares of the Company and each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary (except as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (iii The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                  (iv There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of the Preferred Stock or the Remarketed Preferred Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

                  (v To the best of such counsel's knowledge and other than as set forth in the Prospectus or in any Remarketing Materials, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is subject which could reasonably be expected individually or in the aggregate to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vi The Registration Statement was declared effective under the Securities Act, as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                  (vii The Registration Statement, as of its Effective Date, and
            the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Purchase Contract Settlement Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Purchase Contract Settlement Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                  (viii The statements contained in the Prospectus under the captions "Description of the PIES", "Description of the Purchase Contracts", "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement" and "Description of the Preferred Stock" insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  (ix The shares of Preferred Stock and Remarketed Preferred
            Stock have been duly authorized, by the Company and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable.

                  (x    This Agreement has been duly authorized, executed and
            delivered by the Company.

                  (xi The Purchase Contract Agreement has been duly authorized by the Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and an implied covenant of good faith and fair dealing.

                  (xii The Pledge Agreement has been duly authorized by the
            Company and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and an implied covenant of good faith and fair dealing.

                  (xiii The Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of the Significant Subsidiaries or any statute, rule or regulation or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of the Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Preferred Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

                  (xiv  Neither the Company nor any of its subsidiaries is an
            "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

                  (xv Based upon current law and the assumptions stated or
            referred to therein, the statements set forth in the Prospectus or in the Remarketing Materials under the caption "United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

      In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Delaware. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Remarketing Date, they have no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and, except as set forth in clauses (viii) and (xv) above, assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Remarketing Materials and any further amendments and supplements thereto made by the Company prior to such date, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus and the Remarketing Materials or any further amendment or supplement thereto made by the Company prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Remarketing Date, either the Registration Statement, the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or the Remarketing Materials or required to be described in the Registration Statement, the Prospectus or the Remarketing Materials which were not filed or incorporated by reference or described as required.

            (e Counsel to the Purchase Contract Agent shall have furnished to the Remarketing Agent its written opinion, as counsel to the Purchase Contract Agent, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                (i The Purchase Contract Agent is duly incorporated and is validly existing as a banking corporation in good standing under the laws of the jurisdiction of its incorporation with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

               (ii The execution, delivery and performance by the Purchase
            Contract Agent of the Purchase Contract Agreement and the Pledge Agreement [in its capacity as Purchase Contract Agent or Securities Intermediary, as applicable,] and the authentication and delivery of the PIES have been duly authorized by all necessary corporate action on the part of the Purchase Contract

            Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent [in its capacity as Purchase Contract Agent or Securities Intermediary, as applicable,] and constitute the valid and binding agreements of the Purchase Contract Agent [in its capacity as Purchase Contract Agent or Securities Intermediary, as applicable,] enforceable against the Purchase Contract Agent in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions and an implied covenant of good faith and fair dealing.

              (iii The execution, delivery and performance of the Purchase
            Contract Agreement and the Pledge Agreement by the Purchase Contract Agent [in its capacity as Purchase Contract Agent or Securities Intermediary, as applicable,] does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

               (iv No consent, approval or authorization of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement [in its capacity as Purchase Contract Agent or Securities Intermediary, as applicable].

            (f Counsel to the Collateral Agent shall have furnished to the Remarketing Agent its written opinion, as counsel to the Collateral Agent, and addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                (i The Collateral Agent is duly incorporated and is validly existing as a banking corporation in good standing under the laws of the jurisdiction of incorporation with all necessary power and authority to execute, deliver and perform its obligations under the Pledge Agreement.

               (ii The execution, delivery and performance by the Collateral
            Agent of the Pledge Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent. The Pledge Agreement has been duly executed and delivered by the Collateral Agent and constitutes the valid and binding agreement of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exception and an implied covenant of good faith and fair dealing.

              (iii The execution, delivery and performance of the Pledge
            Agreement by the Collateral Agent does not conflict with or constitute a breach of the charter or by-laws of the Collateral Agent.

               (iv No consent, approval or authorization of, or registration with or notice to, any state or Federal governmental authority or agency is required for the execution, delivery or performance by the Collateral Agent of the Pledge Agreement.

            (g On the Remarketing Date, the Company shall have furnished to the Remarketing Agent a letter addressed to the Remarketing Agent and dated such date, in form and substance satisfactory to the Remarketing Agent, of Deloitte & Touche LLP, or such other firm of nationally recognized independent public accountants satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants" "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

            (h The Company shall have furnished to the Remarketing Agent a certificate, dated the Remarketing Date, of (A) the Company's Chairman of the Board and President, or its Executive Vice President and (B) its chief financial officer, stating that:

                  (i The representations, warranties and agreements of the
            Company in Section 2 are true and correct as of the Remarketing Date; the Company has complied with all its agreements contained herein; and the conditions contained in Section 5(a) have been fulfilled;

                  (ii (A) Neither the Company, the Bank nor any of the Company's
            other subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus or in the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials and
            (B) since the respective dates as of which information is given in the Prospectus or in the Remarketing Materials, there has not been any material change in the consolidated share capital or long-term debt of the Company and its subsidiaries (including, without limitation, the Bank) or the consolidated share capital or long-term debt of any Significant Subsidiary (including, without limitation, the Bank) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, including without limitation the Bank (taken as a whole), otherwise than as set forth or contemplated in the Prospectus or the Remarketing Materials; and

                  (iii They have carefully examined the Registration Statement, the Prospectus and the Remarketing Materials and, in their opinion
            (A) the

            Registration Statement, as of its Effective Date, and the Prospectus and the Remarketing Materials, as of their respective dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such dates, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or the Remarketing Materials.

            (i (i) Neither the Company nor any of its subsidiaries (including, without limitation, the Bank) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and in the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials or
      (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Remarketing Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and in the Remarketing Materials.

            (j Without the prior written consent of the Remarketing Agent, the Certificate of Designations shall not have been amended in any manner, or otherwise contain any provision contained therein as of the date hereof that, in the opinion of the Remarketing Agent, materially changes the nature of the Remarketed Preferred Stock or the Remarketing Procedures.

            (k Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Preferred Stock or any of the Company's, any Significant Subsidiary's (including, without limitation, the Bank) debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Preferred Stock or any of the Company's, any Significant Subsidiary's (including, without limitation, the Bank) debt securities.

            (l Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
      (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Remarketing Agent, impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus or in the Remarketing Materials.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

            6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless the Remarketing Agent, its officers and employees and each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Remarketed Preferred Stock), to which the Remarketing Agent or that officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Remarketed Preferred Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Remarketing Agent and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Remarketing Agent or that officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the

Remarketing Materials or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company by or on behalf of the Remarketing Agent specifically for inclusion therein and described in a letter from the Remarketing Agent to the Company and PROVIDED FURTHER, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of the Remarketing Agent, its officers or employees or any person controlling the Remarketing Agent on account of any loss, claim, damage, liability or action arising from the sale of the Remarketed Preferred Stock to any person by the Remarketing Agent if the Remarketing Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and the Remarketing Agent shall not be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom the Remarketing Agent had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Remarketing Agent or to any officer, employee or controlling person of the Remarketing Agent.

            (b The Remarketing Agent shall indemnify and hold harmless the Company, its officers and employees, its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director, officer or employee or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of the Remarketing Agent specifically for inclusion therein and described in a letter from the Remarketing Agent to the Company and shall reimburse the Company and any such director, officer or employee or such controlling person for any legal or other expenses reasonably incurred by the Company or any such director or officer or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Remarketing Agent may otherwise have to the Company or any such director or officer or any such controlling person.

            (c Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Remarketing Agent shall have the right to employ counsel to represent jointly the Remarketing Agent and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Remarketing Agent against the Company under this Section 6 if, in the reasonable judgment of the Remarketing Agent, it is advisable for the Remarketing Agent and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agent on the other hand from the Remarketing or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Remarketing Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total liquidation or principal amount of the Remarketed Securities less the fee paid to the Remarketing Agent pursuant to Section 3(a) of this Agreement, on the one hand, and the total fees received by the Remarketing Agent pursuant to such Section 3(a), on the other hand, bear to the total liquidation preference of the Remarketed Preferred Stock. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agent on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the fees received by it under Section 3 exceed the amount of any damages which the Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            7. RESIGNATION AND REMOVAL OF THE REMARKETING AGENT. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days' prior written notice, in the case of a resignation, to the Company and the Depositary and, in the case of a removal, the removed Remarketing Agent and the Depositary; PROVIDED, HOWEVER, that (i) the Company may not remove the Remarketing Agent unless (A) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding, (B) the Remarketing Agent shall not be among the 15 underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Date or
(C) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder and (ii) no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 3 and 6 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

            8. DEALING IN THE REMARKETED PREFERRED STOCK. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any shares of the Remarketed Preferred Stock. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of shares of Remarketed Preferred Stock may be entitled to exercise or take pursuant to the Certificate of Designations with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

            9. REMARKETING AGENT'S PERFORMANCE; DUTY OF CARE. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Certificate of Designations. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Certificate of Designations. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Certificate of Designations as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Preferred Stock in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

            10. TERMINATION. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 5(i), (j), (k) or
(l) shall have occurred.

            11. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Facsimile: (212) 528-8822);

            (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: [ ] (Facsimile:
      [                             ]).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent, the Company and its successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing Agent contained in
Section 6(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            13. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            14. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing correctly sets forth the agreement among the Company, the Trust and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.


                                    Very truly yours,

                                    BANK UNITED CORP., a Delaware corporation,


                                    By: __________________________________
                                        Title:


                                    Accepted:

                                    LEHMAN BROTHERS INC.


                                    By: __________________________________
                                        AUTHORIZED REPRESENTATIVE